[SEAL] NUMBER				[SEAL] SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
		[LOGO]	SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY
CUSIP
This Certifies that

Is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

Wilshire Bancorp, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
[SEAL]	Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION (GLENDALE, CA)
TRANSFER AGENT
AND REGISTRAR.
By
	[SECRETARY SIGNATURE]	[CHAIRMAN OF THE BOARD SIGNATURE]
	SECRETARY	CHAIRMAN OF THE BOARD	AUTHORIZED SIGNATURE

        A statement of the rights, preferences, PRIVILEGES and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT	—		Custodian (until age )
					(Cust)		(Minor)
under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list

        For Value Received,                                                                                                                                                     hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
	NOTICE	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 174d-15.